Supplement to the Current Prospectus

Effective April 1, 2008, the paragraph above the table in the sub-section entitled "Expense Table" under the main heading "Expense Summary" is restated in its entirety as follows:

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year, adjusted to reflect annualized expenses and current fee arrangements. These expenses do not reflect the fees or charges imposed by a fee-based wrap or transaction fee program through which an investment is made. If these fees or charges had been included, your expenses would be higher. The fund's annual operating expense may vary in future years.

Effective April 1, 2008, the first paragraph of the sub-section entitled "Class W Shares" under the main heading "Description of Share Classes" is restated in its entirety as follows:

Class W Shares

Class W shares generally are available only to: (1) fee-based wrap programs sponsored by financial intermediaries that have entered into an agreement with MFD to offer Class W shares to their clients; and (2) transaction fee programs offered by financial intermediaries that have entered into an agreement with MFD to offer Class W shares to certain of their clients who charge an investment advisory fee. The use of Class W shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based wrap or transaction fee program.

Effective April 1, 2008, the first paragraph under the main heading "How to Purchase, Redeem and Exchange Shares" is restated in its entirety as follows:

You may purchase, redeem, convert, and exchange your Class W shares only through: (1) a fee-based wrap program sponsored by a financial intermediary that has entered into an agreement with MFD to offer Class W shares to the financial intermediary's clients; and (2) a transaction fee program offered by a financial intermediary that has entered into an agreement with MFD to offer Class W shares to certain of their clients who charge an investment advisory fee. Please contact your financial intermediary for additional information on the procedures for
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purchasing,  redeeming,  converting,  and  exchanging  shares of the  fund,  and additional investment requirements of the fee-based wrap or transaction fee program. Your financial intermediary generally will charge fees, which are in addition to those described in this prospectus.

Effective April 1, 2008, the fourth paragraph of the sub-section entitled "How to Purchase Shares" under the main heading "How to Purchase, Redeem and Exchange Shares" is restated in its entirety as follows:

Generally with respect to shares purchased for a fee-based wrap program, there are no initial or subsequent investment minimums except as may be required by your financial intermediary's fee-based wrap program. Generally with respect to shares purchased for a fee-based transaction program, the initial minimum is $100,000 per transaction and there are no subsequent investment minimums.


                  The date of this supplement is April 1, 2008.